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January 3, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Re:      thehealthchannel.com, Inc.
         File No.  33-0728140

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of thehealthchannel.com, Inc. dated January 3, 2000, and agree with the statements contained therein.

Very truly yours,

  /s/  Roger G. Castro, C.P.A.
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ROGER G. CASTRO, C.P.A.